                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): October 26, 2005

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                        L-3 COMMUNICATIONS HOLDINGS, INC.
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               (Exact Name of Registrants as Specified in Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             001-14141                                    13-3937434
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      (Commission File Number)                 (IRS Employer Identification No.)

    600 THIRD AVENUE, NEW YORK, NEW YORK                           10016

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  (Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 697-1111
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              (Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13.e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 26, 2005 L-3 Communications Holdings, Inc. (L-3) issued a press release setting forth L-3's 2005 third quarter financial results. A copy of this press release is attached hereto as Exhibit 99.1.

This press release is furnished herewith as Exhibit 99.1, and shall not be deemed filed for purposes of the Exchange Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

Exhibit
Number            Title
------            -----
99.1              Press release, dated October 26, 2005, issued by L-3

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        L-3 COMMUNICATIONS HOLDINGS, INC.

                                        By: /s/ Christopher Cambria
                                           ---------------------------------
                                           Name:   Christopher C. Cambria
                                           Title:  Senior Vice President,
                                                   Secretary and General Counsel

Dated: October 26, 2005